Administrative Office
4333 Edgewood Road NE
Cedar Rapids, IA 52499

February 29, 2016

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account B
Merrill Lynch Retirement Plus Separate Account B - 33-45379;

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2015, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

AIM Variable Insurance Funds

Invesco V.I. American Franchise Fund, SEC File No.: 811-07452

Invesco V.I. Core Equity Fund, SEC File No.: 811-07452

Invesco V.I Comstock Fund, SEC File No.: 811-07452

AllianceBernstein Variable Products Series Fund, Inc.

AB Global Thematic Growth Portfolio, SEC File No.: 811-05398

AB Large Cap Growth Portfolio, SEC File No.: 811-05398

American Century Variable Portfolios, Inc.

VP International Fund, SEC File No.: 811-05188

VP Ultra Fund, SEC File No.: 811-05188

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290

BlackRock Capital Appreciation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Opportunities V.I. Fund, SEC File No.: 811-03290

BlackRock U.S. Government Bond V.I. Fund, SEC File No.: 811-03290

BlackRock High Yield V.I. Fund, SEC File No.: 811-03290

BlackRock International V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Core V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290

BlackRock Total Return V.I. Fund, SEC File No.: 811-03290

BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

Davis Variable Account Fund, Inc.

Davis Value Portfolio, SEC File No.: 811-09293

Federated Insurance Series

Federated Managed Tail Risk Fund II, SEC File No. 811-08042

Federated Kaufmann Fund II, SEC File No. 811-08042

MFS Variable Insurance Trust

MFS Growth Series, SEC File No. 811-08326

PIMCO Variable Insurance Trust

Total Return Portfolio, SEC File No. 811-08399

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 122-5216.

Very truly yours,

/s/ Alison Ryan
Alison Ryan Vice President